                                                                   EXHIBIT 10.20

                               THE ST. JOE COMPANY

                           2001 ANNUAL INCENTIVE PLAN

                               PARTICIPANT SUMMARY

Name:      RAY, JERRY M

Group:     CORPORATE PLAN                                 Executive Board Plan

Base Annual Salary (1):            $228,900

Current Annual Incentive Target (2):    50%  of Base Annual Salary

Corporate Net EBITDA (3) Per Share Plan:  $1.56

Your 2001 Annual Incentive will be based on three separate performance factors:
1) corporate financial performance as measured by net EBITDA per share (actual compared to plan). This is weighted 75% of your target award; 2) MBO performance as measured by your actual performance on your individual MBO's as compared to your pre-established MBO's. This is weighted at 25% of your target award; and 3) individual performance multiplier of 50% to 150% of projected award. The head of your individual business group determines this multiplier. It is based on their evaluation of your contribution to the overall success of the business group compared to your peers.

Performance factors one and two will be calculated on the following scales to determine your project award

                                 INCENTIVE SCALE

1)   Financial Performance Scale

                                            %            %             %            %              %
                                            -            -             -            -              -
  Actual Net EBITDA per share
  (% of Business Plan net EBITDA per share) 50           75           100           125           150



Annual Incentive                            0            50           100           150           200
(% of target)

2)   MBO Performance Scale

                                            %            %             %            %              %
                                            -            -             -            -              -
  % of MBO's achieved
                                            50           75           100           125           150




Annual Incentive                            50           75           100           125           150
(% of target)

It is important, further, to recognize that the stated award criteria are guidelines and not contracts. After all calculations are made, the company has the right, in its sole discretion, to include or exclude extraordinary or unusual items or make any adjustments to payments. The company shall make any adjustment in its sole discretion. Specific efforts will be made to be fair and to avoid windfalls. No payment to any individual in excess of 150% of target will be made without the specific approval of the St. Joe Company Chief Executive Officer or President.

Note: This is a sliding scale so each percentage is not a hurdle.

(1) In the event of a mid-year salary increase, annual Incentive will be based upon salary as of 12/1/2001.

(2) Target is the annual incentive percentage you will receive if business plan is achieved.

(3) Net EBITDA per share is earnings before interest, taxes, depreciation and amortization less any minority interests, divided by common shares outstanding.

                                             RAY, JERRY M            Page 1 of 1

                               THE ST. JOE COMPANY

                           2001 ANNUAL INCENTIVE PLAN

                               PARTICIPANT SUMMARY

Name:      REGAN, MICHAEL N

Group:     CORPORATE PLAN                                 Executive Board Plan

Base Annual Salary (1):               $230,400

Current Annual Incentive Target (2):    50%      of Base Annual Salary

Corporate Net EBITDA (3) Per Share Plan:   $1.56

Your 2001 Annual Incentive will be based on three separate performance factors:
1) corporate financial performance as measured by net EBITDA per share (actual compared to plan). This is weighted 75% of your target award; 2) MBO performance as measured by your actual performance on your individual MBO's as compared to your pre-established MBO's. This is weighted at 25% of your target award; and 3) individual performance multiplier of 50% to 150% of projected award. The head of your individual business group determines this multiplier. It is based on their evaluation of your contribution to the overall success of the business group compared to your peers.

Performance factors one and two will be calculated on the following scales to determine your project award

                                INCENTIVE SCALE

1)   Financial Performance Scale

                                            %            %             %            %              %
                                            -            -             -            -              -
  Actual Net EBITDA per share
  (% of Business Plan net EBITDA per share) 50           75           100           125           150



Annual Incentive                            0            50           100           150           200
(% of target)

2)   MBO Performance Scale

                                            %            %             %            %              %
                                            -            -             -            -              -

  % of MBO's achieved
                                            50           75           100           125           150




Annual Incentive                            50           75           100           125           150
(% of target)

It is important, further, to recognize that the stated award criteria are guidelines and not contracts. After all calculations are made, the company has the right, in its sole discretion, to include or exclude extraordinary or unusual items or make any adjustments to payments. The company shall make any adjustment in its sole discretion. Specific efforts will be made to be fair and to avoid windfalls. No payment to any individual in excess of 150% of target will be made without the specific approval of the St. Joe Company Chief Executive Officer or President.

Note: This is a sliding scale so each percentage is not a hurdle.

(1) In the event of a mid-year salary increase, annual Incentive will be based upon salary as of 12/1/2001.

(2) Target is the annual incentive percentage you will receive if business plan is achieved.

(3) Net EBITDA per share is earnings before interest, taxes, depreciation and amortization less any minority interests, divided by common shares outstanding.

                                            REGAN, MICHAEL N         Page 1 of 1

                               THE ST. JOE COMPANY

                           2001 ANNUAL INCENTIVE PLAN

                               PARTICIPANT SUMMARY

Name:      RHODES, ROBERT M

Group:     CORPORATE PLAN                                 Executive Board Plan

Base Annual Salary (1):            $376,200

Current Annual Incentive Target (2):    70%  of Base Annual Salary

Corporate Net EBITDA (3) Per Share Plan:  $1.56

Your 2001 Annual Incentive will be based on three separate performance factors:
1) corporate financial performance as measured by net EBITDA per share (actual compared to plan). This is weighted 75% of your target award; 2) MBO performance as measured by your actual performance on your individual MBO's as compared to your pre-established MBO's. This is weighted at 25% of your target award; and 3) individual performance multiplier of 50% to 150% of projected award. The head of your individual business group determines this multiplier. It is based on their evaluation of your contribution to the overall success of the business group compared to your peers.

Performance factors one and two will be calculated on the following scales to determine your project award

                                INCENTIVE SCALE

1)   Financial Performance Scale

                                            %            %             %            %              %
                                            -            -             -            -              -
  Actual Net EBITDA per share
  (% of Business Plan net EBITDA per share) 50           75           100           125           150



Annual Incentive                            0            50           100           150           200
(% of target)

2)   MBO Performance Scale

                                            %            %             %            %              %
                                            -            -             -            -              -

  % of MBO's achieved
                                            50           75           100           125           150



Annual Incentive                            50           75           100           125           150
(% of target)

It is important, further, to recognize that the stated award criteria are guidelines and not contracts. After all calculations are made, the company has the right, in its sole discretion, to include or exclude extraordinary or unusual items or make any adjustments to payments. The company shall make any adjustment in its sole discretion. Specific efforts will be made to be fair and to avoid windfalls. No payment to any individual in excess of 150% of target will be made without the specific approval of the St. Joe Company Chief Executive Officer or President.

Note: This is a sliding scale so each percentage is not a hurdle.

(1) In the event of a mid-year salary increase, annual Incentive will be based upon salary as of 12/1/2001.

(2) Target is the annual incentive percentage you will receive if business plan is achieved.

(3) Net EBITDA per share is earnings before interest, taxes, depreciation and amortization less any minority interests, divided by common shares outstanding.

                                            RHODES, ROBERT M         Page 1 of 1

                               THE ST. JOE COMPANY

                           2001 ANNUAL INCENTIVE PLAN

                               PARTICIPANT SUMMARY

Name:      RUMMELL, PETER S

Group:     CORPORATE PLAN                                 Executive Board Plan

Base Annual Salary (1):            $715,800

Current Annual Incentive Target (2):     100%  of Base Annual Salary

Corporate Net EBITDA (3) Per Share Plan:  $1.56

Your 2001 Annual Incentive will be based on three separate performance factors:
1) corporate financial performance as measured by net EBITDA per share (actual compared to plan). This is weighted 75% of your target award; 2) MBO performance as measured by your actual performance on your individual MBO's as compared to your pre-established MBO's. This is weighted at 25% of your target award; and 3) individual performance multiplier of 50% to 150% of projected award. The head of your individual business group determines this multiplier. It is based on their evaluation of your contribution to the overall success of the business group compared to your peers.

Performance factors one and two will be calculated on the following scales to determine your project award

                                       INCENTIVE SCALE

1)   Financial Performance Scale

                                            %            %             %            %              %
                                            -            -             -            -              -
  Actual Net EBITDA per share
  (% of Business Plan net EBITDA per share) 50           75           100           125           150



Annual Incentive                            0            50           100           150           200
(% of target)

2)   MBO Performance Scale

                                            %            %             %            %              %
                                            -            -             -            -              -
  % of MBO's achieved
                                            50           75           100           125           150



Annual Incentive                            50           75           100           125           150
(% of target)

It is important, further, to recognize that the stated award criteria are guidelines and not contracts. After all calculations are made, the company has the right, in its sole discretion, to include or exclude extraordinary or unusual items or make any adjustments to payments. The company shall make any adjustment in its sole discretion. Specific efforts will be made to be fair and to avoid windfalls. No payment to any individual in excess of 150% of target will be made without the specific approval of the St. Joe Company Chief Executive Officer or President.

Note: This is a sliding scale so each percentage is not a hurdle.

(1) In the event of a mid-year salary increase, annual Incentive will be based upon salary as of 12/1/2001.

(2) Target is the annual incentive percentage you will receive if business plan is achieved.

(3) Net EBITDA per share is earnings before interest, taxes, depreciation and amortization less any minority interests, divided by common shares outstanding.

                                             RUMMELL, PETER S        Page 1 of 1

                               THE ST. JOE COMPANY

                           2001 ANNUAL INCENTIVE PLAN

                               PARTICIPANT SUMMARY

Name:      TWOMEY, KEVIN M

Group:     CORPORATE PLAN                                 Executive Board Plan

Base Annual Salary (1):            $496,400

Current Annual Incentive Target (2):     90%  of Base Annual Salary

Corporate Net EBITDA (3) Per Share Plan:  $1.56

Your 2001 Annual Incentive will be based on three separate performance factors:
1) corporate financial performance as measured by net EBITDA per share (actual compared to plan). This is weighted 75% of your target award; 2) MBO performance as measured by your actual performance on your individual MBO's as compared to your pre-established MBO's. This is weighted at 25% of your target award; and 3) individual performance multiplier of 50% to 150% of projected award. The head of your individual business group determines this multiplier. It is based on their evaluation of your contribution to the overall success of the business group compared to your peers.

Performance factors one and two will be calculated on the following scales to determine your project award

                                       INCENTIVE SCALE

1)   Financial Performance Scale

                                            %            %             %            %              %
                                            -            -             -            -              -
  Actual Net EBITDA per share
  (% of Business Plan net EBITDA per share) 50           75           100           125           150



Annual Incentive                            0            50           100           150           200
(% of target)

2)   MBO Performance Scale

                                            %            %             %            %              %
                                            -            -             -            -              -
  % of MBO's achieved
                                            50           75           100           125           150



Annual Incentive                            50           75           100           125           150
(% of target)

It is important, further, to recognize that the stated award criteria are guidelines and not contracts. After all calculations are made, the company has the right, in its sole discretion, to include or exclude extraordinary or unusual items or make any adjustments to payments. The company shall make any adjustment in its sole discretion. Specific efforts will be made to be fair and to avoid windfalls. No payment to any individual in excess of 150% of target will be made without the specific approval of the St. Joe Company Chief Executive Officer or President.

Note: This is a sliding scale so each percentage is not a hurdle.

(1) In the event of a mid-year salary increase, annual Incentive will be based upon salary as of 12/1/2001.

(2) Target is the annual incentive percentage you will receive if business plan is achieved.

(3) Net EBITDA per share is earnings before interest, taxes, depreciation and amortization less any minority interests, divided by common shares outstanding.

                                            TWOMEY, KEVIN M          Page 1 of 1